The Daruma Funds, Inc.
60 East 42nd Street
Suite 1112
New York, NY 10165
Tele.: 212-687-1233
Fax: 212-687-1544

July 30, 1998

Document Control Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington DC 20549

VIA EDGAR SUBMISSION

Re:	The Daruma Funds, Inc.
Daruma Mid-Cap Value Fund (the "Fund")
	Registration No.:	333-03709
File No.:		811-07621
	CIK No.:		0001014356

Dear Sir/Madam:

Pursuant to Rule 497(e), we enclosed herewith for filing via electronic submission a supplement to the Fund's prospectus dated December 22, 1997.

Thank you for your attention to this matter.

Very truly yours,


/s/Mary B. O'Byrne
Secretary

Encl.
cc:	Bruce R. MacNeil, Attorney Advisor,  SEC
cc: 	Robert K. Fulton, Esq., Werner & Kennedy

Daruma Mid-Cap Value Fund
Supplement to Prospectus
July 30, 1998


Investment Advisory Services are provided to the Daruma Mid-Cap Value Fund (the "Fund") by Daruma Asset Management, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement (the "Advisory Agreement") approved by the Fund's Board of Directors on July 31, 1998.

Prior to May 28, 1998 investment advisory fees were payable monthly to the Adviser under the Advisory Agreement at an annual rate equal to 1% of the first $100 million of the Fund's average daily net assets; 0.75% of the next $100 million of such daily net assets; and 0.50% of the Fund's average daily net assets of more than $200 million.

On May 28, 1998, the shareholders of the Fund voted to amend the Advisory Agreement to increase monthly investment advisory fees to an annual rate of 1% of the average net assets at all levels.

Notwithstanding shareholder approval of the investment advisory fee increase, the Fund and the Adviser agreed to take actions required to maintain advisory fees payable under the Advisory Agreement at the lower rate in effect prior to May 28, 1998. As a result of these actions, investment advisory fees are payable monthly under the Investment Advisory Agreement at an annual rate equal to 1% of the first $100 million of the Fund's average daily net assets; 0.75% of the next $100 million of such daily average net assets; and 0.50% of the Fund's average daily net assets of more than $200 million.

The Adviser has waived all investment advisory fees payable under the Advisory Agreement since the inception of the Fund through at least the date of this supplement. The Adviser's waiver of fees under the Advisory Agreement is voluntary, however, and may be terminated at any time by the Adviser.